                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)     May 25, 2000
                                                      ------------------------



                             USABANCSHARES.COM, INC.
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)


              Pennsylvania                                     000-27244                                23-2806495
---------------------------------------------          ------------------------            -----------------------------------
(State or other jurisdiction of Incorporation          (Commission File Number)            (IRS Employer Identification Number)

  1535 Locust Street, Philadelphia PA                       19102
----------------------------------------                  -----------
(Address of principal executive offices)                  (Zip Code)



    Registrant's telephone number, including area code      215-569-4200
                                                        -------------------





                        This document consists of 4 pages
                         Exhibit Index appears at Page 4
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Item 5.  Other Events

         Effective May 25, 2000 USABancShares.com, Inc. ("USAB") entered into, and closed under, an Asset Contribution Agreement among USAB, USACapital, Inc. ("USAC"), Bondsonline, Inc. ("Bondsonline"), David Landes and Bondsonline Group, Inc. ("Group"), dated as of May 25, 2000. Under the Agreement, USAB contributed all of the issued and outstanding capital stock of USAC (previously a wholly-owned subsidiary of USAB) to Group in exchange for 49% of the issued and outstanding capital stock of Group. Bondsonline contributed all of the assets used in its business to Group in exchange for 51% of the issued and outstanding capital stock of Group.

         The Registrant issued a press release regarding the transaction on June 2, 2000, a copy of which is attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         2 Asset Contribution Agreement among USABancShares.com, Inc., USACapital, Inc., Bondsonline, Inc., David Landes and Bondsonline Group, Inc., dated as of May 25, 2000.

         99  Press Release of the Registrant, dated June 2, 2000.




















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              USABANCSHARES.COM,  INC.



Date: June 16, 2000                           By: /s/ Maureen P. Steady
                                                  ---------------------
                                              Name:  Maureen P. Steady
                                              Title: Secretary


























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                                  EXHIBIT INDEX

    Exhibit No.
    -----------
         2 Asset Contribution Agreement among USABancShares.com, Inc., USACapital, Inc., Bondsonline, Inc., David Landes and Bondsonline Group, Inc., dated as of May 25, 2000.

        99          Press Release dated June 2, 2000

























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